Note 3 - Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2021
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	For the Year Ended December 31,
	2021	2020
Net Income	$6,404,000	$3,245,000

Weighted average shares outstanding – basic	1,995,468	1,975,836
Effect of dilutive common stock equivalents	97,639	36,563
Adjusted weighted average shares outstanding – diluted	2,093,108	2,012,399

Basic earnings per share	$3.21	$1.64
Diluted earnings per share	$3.06	$1.61